UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2021

CASCADE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39728	85-2562068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 Sunset Harbour Dr., Suite 2102

Miami Beach, Florida 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 856-3033

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	CAS.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	CAS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	CAS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 13, 2021, the audit committee of the board of directors of Cascade Acquisition Corp. (the “Company”) concluded, after discussion with the Company’s management, that (i) the Company’s audited balance sheet as of November 24, 2020 as previously restated in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2021, (ii) the Company’s audited balance sheet, statement of operations, statement of changes in stockholders’ equity (deficit) and statement of cash flows for the year ended December 31, 2020, as previously restated in the 2020 10-K/A, (iii) the Company’s unaudited financial statements as of March 31, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on June 29, 2021, and (iv) the Company’s unaudited financial statements as of June 30, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 13, 2021, should no longer be relied upon due to the reclassification of the Company’s Class A common stock as temporary equity.

In light of the above, the Company’s Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their re-evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective during the period of time the error described above persisted, due to a material weakness in internal controls over financial reporting in analyzing complex financial instruments. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Company reflected the restatements in Note 2 of the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 15, 2021 and accordingly, management believes that the financial statements included in such report present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

The audit committee discussed the above disclosed matters with the Company’s independent registered public accounting firm, Marcum LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Acquisition Corp.

	By:	/s/ Jay Levine
Name: Jay Levine
Title: Chief Executive Officer

Dated: November 16, 2021

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